UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

September 13, 2005

Date of report (Date of earliest event reported)

Archipelago Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32274	86-1075595
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 South Wacker Drive, Suite 1800, Chicago, IL 60606

(Address of Principal Executive Offices)

(312) 960-1696
(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14a-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 7.01.              REGULATION FD DISCLOSURE.

On September 13, 2005, PCX Holdings, Inc. (“PCXH”), the parent company of the Pacific Exchange, Inc., announced that the PCXH shareholders have approved the proposed acquisition of PCXH and its subsidiaries by Archipelago Holdings, Inc. The PCXH press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.  The information contained in this Item 7.01 and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing of Archipelago Holdings, Inc. under the Securities Act of 1933.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits	99.1 September 13, 2005 press release of PCX Holdings, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 13, 2005	Archipelago Holdings, Inc.

/s/ Nelson J. Chai

Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	September 13, 2005 press release of PCX Holdings, Inc.